UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 20, 2010

RAYONIER INC.

COMMISSION FILE NUMBER 1-6780

Incorporated in the State of North Carolina

I.R.S. Employer Identification Number 13-2607329

50 North Laura Street, Jacksonville, Florida 32202

(Principal Executive Office)

Telephone Number: (904) 357-9100

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b) Departure of Directors or Certain Officers

James H. Hance, Jr. tendered his resignation from the Board of Directors of Rayonier Inc. effective May 22, 2010. Mr. Hance’s resignation is due to time constraints and does not involve any disagreement on any matter relating to Rayonier’s operations, policies or practices.

Item 5.02(d) Election of Directors

As previously reported on Form 10-K filed February 24, 2010, Paul G. Kirk, Jr. was elected to Rayonier Inc.’s Board of Directors and reappointed Lead Director effective March 1, 2010. On May 21, 2010, Mr. Kirk was appointed to the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors.

Item 5.02(e) Compensatory Arrangements of Certain Officers

Amendments to the Rayonier Incentive Stock Plan

On May 20, 2010, the Company’s shareholders approved certain amendments to the Rayonier Incentive Stock Plan (the “Plan”). The Plan was amended to (i) increase the number of shares available for award under the Plan, (ii) incorporate a fungible plan design whereby “full-value” awards count as 2.27 shares and stock options count as 1 share against the total shares available and (iii) add a “change-in-control” definition to the Plan. A copy of the Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Amended and Restated Articles of Incorporation

On May 20, 2010, the Company’s shareholders approved an amendment to Article II of the Company’s Amended and Restated Articles of Incorporation to increase the number of Common Shares that the Company is authorized to issue from 120 million to 240 million shares. The amendment became effective as of May 20, 2010. A copy of the amended Articles of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders of the Company was held on May 20, 2010 (the “Annual Meeting”). At that meeting, four directors were elected as follows:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Directors of Class I, Term Expires in 2013
C. David Brown, II	52,858,871	6,961,795	71,808	10,697,518
John E. Bush	53,262,399	6,551,353	78,722	10,697,518
Lee M. Thomas	52,549,825	7,262,003	80,646	10,697,518

Director of Class II, Term Expires in 2011
Paul G. Kirk, Jr.	59,098,456	704,515	89,503	10,697,518

At the Annual Meeting, votes were also taken to amend the Company’s Amended and Restated Articles of Incorporation to increase the authorized shares, to approve certain amendments to the Rayonier Incentive Stock Plan and to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company. The results of such votes were as follows:

Shares Voted with Regard to Amendment of Articles of Incorporation

Votes For	Votes Against	Abstain	Broker Non-Votes
65,257,204	5,081,226	251,561	0

Shares Voted with Regard to Amendment of the Rayonier Incentive Stock Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
54,956,124	4,219,401	716,949	10,697,518

Shares Voted with Regard to Ratification of Auditors

Votes For	Votes Against	Abstain	Broker Non-Votes
69,742,369	650,066	197,556	0

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

3.1	Amended and Restated Articles of Incorporation of Rayonier Inc.
10.1	Rayonier Incentive Stock Plan

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ HANS E. VANDEN NOORT
Hans E. Vanden Noort
Senior Vice President and
Chief Financial Officer

May 25, 2010